SIGNIFICANT ACCOUNTING POLICIES (Schedule of Changes in Allowance for Credit Losses Related to Accounts) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Accounting Policies [Abstract]
Balance at the beginning of the year	$ 2,119	$ 2,751	$ 1,557
Credit losses expenses during the year	378	141	1,453
Customer write-offs/collections during the year, net	(416)	(790)	(204)
Exchange rate	36	17	(55)
Balance at the end of the year	$ 2,117	$ 2,119	$ 2,751